      HSBC Mutual Funds Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      Logo HSBC Asset Management Americas Inc.
--------------------------------------------------------------------------------

      International Equity Fund
     ------------------------------------------------------------------

January 29, 1999

Dear Shareholder:


Executive Summary

For the year ended December 31, 1998, international stocks, as represented by the MSCI-EAFE Index/1/, rose 20%. In comparison, the International Equity Fund rose 11% (Institutional Class).

During the 12-month period, the international equity market experienced strong volatility. The dramatic rallies seen in Asia in the first quarter were replaced quickly by renewed pessimism. The weakness of the Japanese economy, the yen and the withdrawal of credit facilities in Asia by financial institutions exacerbated regional difficulties. The Russian devaluation and default on debt touched off a financial crisis, as developed and emerging markets experienced heavy declines. With concern over the possibility of a recession intensifying, a flight-to-quality drove the markets.

Then, in the fourth quarter, the international equity market staged a significant rebound. This recovery was spurred by a concerted round of global interest rate cuts as central banks responded to the financial dislocations that resulted from Russia's debt default. The Asian (ex-Japan) markets were the strongest performers on the back of recovery hopes. Europe also performed well. But Japan, at least in local currency terms, continued to be a laggard. One of the features of the fourth quarter was the weakness of the U.S. dollar, especially against the yen, which surged 21%.

In aggregate, the prospects for the world economy in 1999 are reasonable, but the picture is an unbalanced one and hence risky. Japan must stabilize its economy. We believe this will occur but the fragility of financial institutions there could prove problematic. The United States must address its external deficit without, in the process, puncturing world demand growth. In the longer term, the participating European economies must look beyond the euro toward enhancing their competitiveness, particularly in terms of labor markets flexibility.

Against this background our current plans for positioning the portfolio are as follows:

  . We expect to remain underweighted in Japanese equities. Even assuming an economic recovery there, we believe that corporate profits will remain inadequate until genuine restructuring gets underway.

  . In our view, the best values are in the United Kingdom, Australia and Asia. We are, however, defensively hedging a portion of the Fund's pound sterling exposure, as it appears overvalued against the U.S. dollar.

  . Positions in continental Europe remain substantial, but are below index weightings. Valuations are, in general, becoming stretched in this region.

------
/1/Morgan Stanley Capital International Europe, Australia and Far East Index
  (MSCI-EAFE) is a broad based capitalization weighted unmanaged index that represents the general performance of over 1,000 companies of the European, Australian and Far Eastern equity markets.

UNITED KINGDOM

The consensus view is that the United Kingdom is likely to experience a mild recession in 1999. The slowdown began in the manufacturing sector, as a consequence of currency appreciation and the Asian crisis. It has now spread to the construction, retailing and business service sectors, resulting from tight fiscal and monetary policies employed in the first half of 1998. As consumer confidence appeared to evaporate and (overly) pessimistic business surveys were published, the Bank of England moved interest rates lower in order to take some pressure off the currency. We continue to have high confidence that recession can be avoided as the consumer does not appear to be particularly leveraged and the savings ratio is not stretched.

After remaining at the 2.5% target throughout the fourth quarter, inflation is likely to rise a little before settling down to within the target. In the manufacturing sector, pricing indicators are pointing to a sharp fall in producer output prices and surveys of the service sector suggest that domestically generated inflation pressures are ebbing quickly. Valuation levels suggest that a slowdown in corporate earnings is now priced into shares. From an international perspective, U.K. valuations also look reasonably attractive and in an environment where investors are becoming increasingly risk averse the U.K. market could prove to be relatively defensive. Pound sterling exposure is being defensively hedged as our analysis shows that it is overvalued against the U.S. dollar.

The currency hedge added value late in the year, as the pound sterling fell 2%. Stocks in the United Kingdom performed extremely well during the year, rising 16.5% according to Morgan Stanley Capital International. This market performed better than international markets in general, but lagged many of its neighbors in continental Europe. Performance of the portfolio benefited from our above-index exposure to the United Kingdom.

CONTINENTAL EUROPE

The euro-area economy is slowing sharply as European Monetary Unit (EMU) is launched. Business surveys show that global weakness is taking its toll on regional activity. Meanwhile, activity data suggest that firms are adjusting their spending plans, indicating a more broad-based slowing in capital good orders and employment.

The European Central Bank (ECB)-inspired rate cut in early December is unlikely to be the last in the current cycle. Further poor industrial news or a drop in inflation likely will prompt the ECB into further action. Interestingly, there is likely to be a reallocation of income toward the household. Euro-area household income has stagnated during this decade, leaving regional activity vulnerable to shifts in corporate profitability. A variety of factors are not turning in households' favor, including the shift leftward in European politics. This reallocation of incomes is the euro area's main line of defense against weaker global growth.

Following the sharp declines of the summer, European stocks performed strongly in the fourth quarter. Investors decided that the Asian and Russian problems were isolated incidents and that any weakening in growth would feed quickly through to lower inflation and a looser monetary stance. Corporate activity has also continued to keep investors' interest high.

Given the slowdown in the global economy, the risk to European earnings for 1999 is on the downside. However, consumer expenditure is expected to remain robust and, given the ongoing corporate restructuring across Europe, the area appears to offer reasonable value. But sentiment, and not valuation, is driving markets.

Throughout the year, the Fund portfolio benefited from an overweight position in Europe. However, during the fourth quarter, several European markets appeared to us to be overvalued. As such, we eliminated the Fund's holdings in Finland, Italy and Switzerland, all of which delivered strong returns in the fourth quarter. Portfolio performance late in the year, relative to the EAFE Index, was adversely affected by an underweighting to these vulnerable markets.

JAPAN

The economy is still stuck in its worst recession in 30 years, with all sectors of the economy contracting, and the outlook for the Japanese economy remains very poor. We believe that the government's latest stimulus package is still inadequate to assure a recovery in 1999, as it adds only 0.7% to growth compared with 1998's stimulus measures. So far, the income tax cuts are only slightly larger than those of 1998, so there will be little net stimulus, only the effect of a shift from temporary to permanent tax cuts. Public works spending will probably grow by about 5%. A much needed fall in the corporate tax rate to 40% from 46.3% will bolster corporate profits, but this will only have a modest impact on capital spending due to continued excess capacity and falling profits.

Indications that banks will take on nearly 6 trillion yen of new capital from the government is positive news, but the amount of restructuring and consolidation which will take place in the sector remains doubtful.

A key problem of the government's stimulus package is that it is designed to ease the pain temporarily, but not to promote structural adjustment. Not surprisingly, the combination of higher spending, lower tax rates and a weak economy have severely undermined the government's fiscal balances. An estimated government deficit of nearly 10% of GDP (Gross Domestic Products) will probably limit the government's ability to boost spending further in 2000, and could thus set the stage for another downturn.

The Japanese equity market gained only 5.1% during the year (U.S. dollars). While we continue to believe the market is overvalued, we have identified a number of companies whose valuations underestimate the fundamental quality of their business. The portfolio's low exposure to lagging Japanese stocks was a positive contributor to performance.

SOUTHEAST ASIA

Declining interest rates, viewed for the past year as a necessary precondition for Asian recovery, became a reality in the fourth quarter. The increase in the value of the Japanese yen from 147 yen to the dollar on August 11 to 108 on January 12 has offered stability to other Asian currencies and reduced the need for a further interest rate prop.

For the region as a whole, output is no longer falling, although there are clear leaders and laggards. At the extremes are Korea and Malaysia, with the former already in recovery and the latter still in decline.

Going forward, Asia's prospects cannot be seen in isolation from those of the rest of the world. But even in the event of a global slowdown, Asia can expect some recovery in 1999. Sustained low levels of real exchange rates will show up in further gains in export market shares and provide new incentives for investment spending. Low inflation and operating rates also provide room for further interest rate declines, while producers will gain confidence to replenish their inventories.

After posting disappointing results for the first three quarters of the year, Asian stock markets recovered sharply in the fourth quarter on the back of declining interest rates. At the extreme end, Indonesia and Korea have more than doubled in US dollar terms over the quarter. These markets are not currently represented in the portfolio, nor are they a part of the benchmark index. Consequently, our lack of exposure there had no impact on relative performance. We continue to believe that selective Asian stock markets still offer reasonable value. Moreover, aside from the yen and the Hong Kong dollar, currencies are undervalued and are now well supported by current account surpluses. We also believe, though, that investors are likely to find the next stage of recovery more complicated.

AUSTRALIA/NEW ZEALAND

Despite slumps in both export volumes and commodity prices due to the Asian recession, the Australian economy proved resilient throughout 1998. External drag was more than offset by near-booming consumer spending and increased infrastructure spending. While GDP growth is likely to slow as construction spending draws to a close, we believe that a recession will be avoided because of the big drop in the Australian dollar and low borrowing costs.

While New Zealand was hit hard by the Asian recession, this alone did not precipitate its recession. Very high interest rates were the trigger for a contraction in domestic spending, led by residential construction. A 15% fall in the trade-weighted value of the New Zealand dollar has boosted international competitiveness, but depressed demand in traditional markets is holding back the expected benefits. We feel that monetary conditions are now supportive of economic growth, and with the output gap likely to remain substantially negative through 1999, are likely to remain supportive for some time yet.

We believe that both Australia and New Zealand are at attractive levels and we remain overweight in both countries.

EMERGING MARKETS

The MSCI Emerging Markets Free Index/2/ rebounded strongly late in the year, with a 17.3% fourth-quarter rise going some way to offsetting the collapse earlier in the year.

Russian stocks managed a 68.4% recovery in the fourth quarter, as some modest progress was made in debt restructuring negotiations. Nevertheless, the overall performance of the market for the year was still a disastrous 83.2% fall in dollar terms.

Brazil continues to give cause for concern. A loan package amounting to $41 billion was agreed during the period with the International Monetary Fund
(IMF) and other international lenders. Currency outflows remained high, mainly as a result of debt servicing commitments, and though these had been the reason for the need for IMF assistance in the first place, investors remained very nervous. The failure of Brazil's Congress to pass one of the proposed reform measures reinforced international concerns that the crisis was not being taken sufficiently seriously by the local politicians.

In a number of emerging markets, there is an inconsistency between the condition of the overall economy and the valuation levels for the stocks. In Brazil's case, the poor economic situation has hit stock performance despite the fact that companies are financially strong and still have earnings strength from restructuring benefits. In Korea's case, by contrast, sensible measures by the government have been rewarded by a strong equity market, despite corporate earnings prospects and balance sheets continuing to look problematical.

Given the high risk currently in developing markets, HSBC's portfolio has no exposure at this time.

CURRENCY BACKGROUND

The dollar ended the year weaker, which primarily was due to a sharp rise in the yen. Dollar weakness probably reflects low savings and the continuing current account deficit. At about 3% of GDP, it may not be too much of a problem in itself, but its persistence over some years has left the U.S. with a negative external asset situation. This may result in a progressive undermining of the U.S. dollar during the coming year.
--------
/2/The MSCI Emerging Markets Free Index is an unmanaged index generally representative of emerging market securities.

The yen is in an almost opposite situation. Japan saves too much and has a large surplus, so it needs capital outflow to prevent the yen from rising and making its economic problems even worse. With yen interest rates already rock-bottom, the authorities cannot cut them any further to encourage capital outflows. This makes the yen unusually subject to swings in capital market sentiment, including capital repatriation by hard-pressed Japanese financial institutions.

The euro has made a smooth start in terms of market mechanics. First indications are that bond and equity markets are positive and the currency itself has risen against both the dollar and pound sterling. This was slightly better than had been expected, and shows faith in the basically strong current account of Euroland and its excellent inflation performance. These are early days, however. GDP forecasts for the euro countries are being trimmed back, for Germany in particular. When this translates into pressure on government policy, the new currency will be tested.

Sincerely,
/s/ Walter B. Grimm

Walter B. Grimm
President, HSBC Mutual Funds Trust



The views expressed in this letter reflect those of the president for the period from October 1998 through the end of the period covered by the report as stated on the cover. The president's views are subject to change at any time based on the market and other conditions. Past performance is no guarantee of future results.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                 INTERNATIONAL EQUITY FUND VS. MSCI-EAFE INDEX
                              Graph Appears Here


--------------------------------------------------------------------------------
    Total Return - Institutional Class Shares        Service Class Shares
--------------------------------------------------------------------------------
                                     Inception                   Inception
                         1 Year       (3/1/95)       1 Year      (4/25/94)
--------------------------------------------------------------------------------
   Offering Price(1)      N/A           N/A           5.80%        2.01%
   NAV(2)                11.32%        7.33%         11.32%        3.14%
--------------------------------------------------------------------------------


---------------------------------------------------------------------
                 WITHOUT MAXIMUM     WITH MAXIMUM     MSCI-EAFE
                  SALES CHARGE       SALES CHARGE       INDEX
---------------------------------------------------------------------
 APR 1994             10000              9500           10000
---------------------------------------------------------------------
 DEC 1994              9550           9069.35            9991
---------------------------------------------------------------------
 DEC 1995              9970           9468.21           11111
---------------------------------------------------------------------
 DEC 1996             10600           10066.5           11775
---------------------------------------------------------------------
 DEC 1997          10382.08           9859.62           11999
---------------------------------------------------------------------
 DEC 1998          11556.96          10975.44           14420
---------------------------------------------------------------------

Past performance is not predictive of future performance. Without certain fee waivers, the return would have been lower. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(1) Includes the maximum sales charge of 5.00%
(2) Excludes the maximum sales charge of 5.00%

The above illustration compares a $10,000 investment in the Service Class Shares of the International Equity Fund on April 25, 1994 (date of inception) to a $10,000 investment in the Morgan Stanley Capital International Europe, Australia and Far East (MSCI-EAFE) Index on that date. All dividends and capital gain distributions are reinvested. Please refer to the box above for returns on Institutional Class Shares, which have been offered since March 1, 1995.

The Fund's performance takes into account all applicable fees and expenses. The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI-EAFE) is a broad based capitalization weighted unmanaged index that represents the general performance of over 1,000 companies of the European, Australian and Far Eastern equity markets. This index is widely accepted and does not take into account charges, fees and other expenses.

International investing involves increased risks and volatility.

Board of Trustees


JOHN P. PFANN*          Chairman and President, JPP Equities, Inc.

WOLF J. FRANKL*         Former Director, North American, Berlin Economic
                        Development Corporation

HARALD PAUMGARTEN       President, Paumgarten and Company

ROBERT A. ROBINSON*     Trustee, Henrietta and B. Frederick H. Bugher
                        Foundation

RICHARD J. LOOS         Vice Chairman Emeritus


*Member of the Audit and Nominating Committees

--------------------------------------------------------------------------------

Officers


WALTER B. GRIMM         President

ERIC F. ALMQUIST        Senior Vice President

ANTHONY J. FISCHER      Vice President

CHARLES L. BOOTH        Vice President

PAUL KANE               Assistant Treasurer

STEVEN R. HOWARD        Secretary

ALAINA V. METZ          Assistant Secretary

ROBERT L. TUCH          Assistant Secretary

Schedule of Portfolio Investments as of December 31, 1998
                           INTERNATIONAL EQUITY FUND

         Country/                                                          Percent of
         Industry          Shares          Security           Market Value Net Assets
-------------------------------------------------------------------------------------
 EQUITIES
 AUSTRALIA
 ---------
                                   National Australia Bank
  Banking                  124,000 Ltd.....................   $ 1,870,993      2.9%
                                                              -----------    -----
  Brewery                  781,000 Fosters Brewing Group...     2,117,331      3.2
                                                              -----------    -----
  Broadcasting &
   Publishing                   82 News Corp., Ltd.........           542      0.0
                                                              -----------    -----
  Building Materials       707,000 CSR Ltd.................     1,730,246      2.6
                                                              -----------    -----
  Commercial Services          728 Mayne Nickless Ltd......         2,701      0.0
                                                              -----------    -----
  Industrial Goods &
   Services                326,000 Amcor Ltd...............     1,394,289
                           118,000 Orica Ltd...............       614,476
                                                              -----------    -----
                                                                2,008,765      3.1
                                                              -----------    -----
                                   Total Australia.........     7,730,578     11.8
                                                              -----------    -----
 FRANCE
 ------
  Banking                   10,800 Societe Generale........     1,749,730      2.6
                                                              -----------    -----
  Industrial Goods &               Compagnie de Saint
   Services                  9,318 Gobain..................     1,316,128      2.0
                                                              -----------    -----
  Oil & Gas Exploration,
   Production, & Services   10,000 Elf Aquitane SA.........     1,156,461      1.8
                                                              -----------    -----
  Telecommunication -
   Services & Equipment     13,300 Alcatel Alsthom.........     1,628,569      2.5
                                                              -----------    -----
                                   Total France............     5,850,888      8.9
                                                              -----------    -----
 GERMANY
 -------
                                   Bayerische Vereinsbank
  Banking                   15,893 AG......................     1,245,276      1.9
                                                              -----------    -----
  Chemicals                 49,000 Bayer AG................     2,046,173      3.1
                                                              -----------    -----
  Industrial Goods &
   Services                 37,400 Siemens AG..............     2,413,954      3.7
                                                              -----------    -----
  Oil Co. - Integrated      22,600 RWE AG..................     1,238,199      1.9
                                                              -----------    -----
                                   Total Germany...........     6,943,602     10.6
                                                              -----------    -----

                           INTERNATIONAL EQUITY FUND

         Country/                                                            Percent of
         Industry           Shares           Security           Market Value Net Assets
---------------------------------------------------------------------------------------
 EQUITIES (continued)
 HONG KONG
 ---------
  Diversified                787,000 Wharf Holdings..........   $ 1,147,938      1.8%
                                                                -----------    -----
                                     Hong Kong Electric
  Electric Utility           265,000 Holdings................       803,857      1.2
                                                                -----------    -----
                                     Total Hong Kong.........     1,951,795      3.0
                                                                -----------    -----
 JAPAN
 -----
  Electrical & Electronics   257,000 Hitachi Ltd.............     1,594,906
                                     Matsushita Electric
                             106,000 Industrial Co...........     1,878,550
                                                                -----------    -----
                                                                  3,473,456      5.3
                                                                -----------    -----
  Insurance                   65,000 Nichido Fire & Marine
                                      Insurance Company,
                                      Ltd....................       319,823      0.5
                                                                -----------    -----
  Office Equipment &
   Supplies                   88,000 Canon Inc...............     1,884,099      2.9
                                                                -----------    -----
  Pharmaceuticals             90,000 Eisai Company, Ltd......     1,755,372      2.7
                                                                -----------    -----
  Transportation                 360 West Japan Railway Co...     1,595,793      2.4
                                                                -----------    -----
                                     Total Japan.............     9,028,543     13.8
                                                                -----------    -----
 NETHERLANDS
 -----------
  Financial Services          28,218 ING Groep N.V...........     1,721,649      2.6
                                                                -----------    -----
  Broadcasting &
   Publishing                 84,400 Elsevier................     1,182,799      1.8
                                                                -----------    -----
                                     Royal Dutch Petroleum
  Oil Co. - Integrated        35,699 Co......................     1,778,608      2.8
                                                                -----------    -----
                                     Total Netherlands.......     4,683,056      7.2
                                                                -----------    -----
 NEW ZEALAND
 -----------
                                     Carter Holt Harvey
  Paper & Related Products 1,303,000 Ltd.....................     1,170,143      1.8
                                                                -----------    -----
                                     Telecom Corp Of New
  Telecommunications         377,000 Zealand Ltd.............     1,643,013      2.5
                                                                -----------    -----
                                     Total New Zealand.......     2,813,156      4.3
                                                                -----------    -----
 SINGAPORE
 ---------
                                     Jardine Matheson
  Retail                     388,000 Holdings Ltd............     1,001,040      1.5
                                                                -----------    -----
                                     Total Singapore.........     1,001,040      1.5
                                                                -----------    -----

                           INTERNATIONAL EQUITY FUND

         Country/                                                          Percent of
         Industry          Shares          Security           Market Value Net Assets
-------------------------------------------------------------------------------------
 EQUITIES (continued)
 SPAIN
 -----
                                   Banco Central
  Banking                  101,690 Hispanoamer.............   $ 1,209,302      1.8%
                                                              -----------    -----
  Electrical & Electronics  74,000 Iberdrola SA............     1,386,606      2.1
                                                              -----------    -----
  Telecommunications        44,133 Telefonica SA...........     1,965,394
                                   Telefonica SA Rights
                            44,133 (b).....................        39,246
                                                              -----------    -----
                                                                2,004,640      3.1
                                                              -----------    -----
                                   Total Spain.............     4,600,548      7.0
                                                              -----------    -----
 UNITED KINGDOM
 --------------
  Brewery                  157,600 Bass PLC................     2,217,026      3.4
                                                              -----------    -----
                                   Blue Circle Industries
  Building Products        244,600 PLC.....................     1,412,170
                           426,300 Taylor Woodrow PLC......     1,067,463
                                                              -----------    -----
                                                                2,479,633      3.8
                                                              -----------    -----
                                   Scottish & Southern
  Electric Utility         104,821 Energy PLC..............     1,176,336      1.8
                                                              -----------    -----
                                   Associated British Foods
  Food Products & Services 123,800 PLC.....................     1,155,539      1.8
                                                              -----------    -----
  Health & Personal Care   109,400 Boots Co. PLC...........     1,859,331
                            62,723 Glaxo Holdings PLC......     2,150,828
                                                              -----------    -----
                                                                4,010,159      6.2
                                                              -----------    -----
  Machinery & Equipment    192,600 GKN PLC.................     2,574,798      3.9
                                                              -----------    -----
  Metals & Mining          162,800 Rio Tinto PLC...........     1,879,814      2.9
                                                              -----------    -----
  Oil & Gas - Wholesale    229,300 BG PLC..................     1,448,781      2.2
                                                              -----------    -----
  Telecommunications       193,200 Cable & Wireless PLC....     2,377,093      3.6
                                                              -----------    -----
  Transportation           181,000 British Airways PLC.....     1,225,671      1.9
                                                              -----------    -----
                                   Total United Kingdom....    20,544,850     31.5
                                                              -----------    -----
                                   Total Equities .........    65,148,056     99.6
                                                              -----------    -----
                                   (Cost $58,176,013)

                           INTERNATIONAL EQUITY FUND

                                                                      Percent of
                                      Security           Market Value Net Assets
--------------------------------------------------------------------------------
                              Total Investments ......   $65,148,056     99.6%
                                                         -----------    -----
                              (Cost $58,176,013) (a)
                              Other Assets in Excess
                              of Liabilities..........       249,606      0.4
                                                         -----------    -----
                              Total Net Assets........   $65,397,662    100.0%
                                                         ===========    =====

--------
Percentages indicated are based on net assets of $65,397,662.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax purposes of $393,387. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.......................................... $7,370,632
   Unrealized depreciation..........................................   (791,976)
                                                                     ----------
   Net unrealized appreciation...................................... $6,578,656
                                                                     ==========

(b) Represents non-income producing security.

AG--Aktiengesellschaft (West German stock company)
N.V.--Naamloze Vennootschap (Dutch corporation)
SA--Sociedad Anonima (Spanish corporation)
PLC--Public Limited Company

See Notes to Financial Statements.

Statement of Assets and Liabilities
As of December 31, 1998

                           INTERNATIONAL EQUITY FUND

ASSETS:
 Investments in securities, at value (cost $58,176,013)...........  $65,148,056
 Cash.............................................................      286,289
 Interest and dividends receivable................................       86,029
 Foreign tax reclaims receivable..................................       43,256
 Unrealized appreciation on forward foreign currency exchange
  contracts.......................................................       61,450
 Prepaid expenses.................................................        4,857
                                                                    -----------
  Total Assets....................................................   65,629,937
                                                                    -----------
LIABILITIES:
 Foreign currency overdraft.......................................        6,770
 Payable for capital shares redeemed..............................        1,462
 Accrued expenses and other payables:
  Investment advisory fees........................................       89,270
  Administration fees.............................................        5,459
  Accounting and transfer agent fees..............................       19,541
  Other liabilities...............................................      109,773
                                                                    -----------
  Total Liabilities...............................................      232,275
                                                                    -----------
Net Assets........................................................  $65,397,662
                                                                    ===========
COMPUTATION OF NET ASSET VALUE:
 Net Assets:
  Institutional Class.............................................  $65,138,645
  Service Class...................................................      259,017
                                                                    -----------
  Total...........................................................  $65,397,662
                                                                    ===========
 Shares of beneficial interest issued and outstanding:
  ($0.001 par value per share, unlimited number of shares
   authorized)
  Institutional Class.............................................    5,722,439
  Service Class...................................................       22,754
                                                                    -----------
  Total...........................................................    5,745,193
                                                                    ===========
 Net Asset Value:
  Institutional Class--offering and redemption price per share....  $     11.38
                                                                    ===========
  Service Class--redemption price per share.......................  $     11.38
  Maximum sales charge............................................         5.00%
  Maximum offering price (Service Class) (Net asset value
   of Service Class / (100% - Maximum Sales Charge)...............  $     11.98
                                                                    ===========
COMPOSITION OF NET ASSETS:
 Paid-in capital..................................................  $58,802,471
 Distributions in excess of net investment income.................      (68,928)
 Accumulated distributions in excess of net realized gains
  from investment and foreign currency transactions...............     (370,807)
 Net unrealized appreciation from investments and translation
  of assets and liabilities denominated in foreign currencies.....    7,034,926
                                                                    -----------
Net Assets........................................................  $65,397,662
                                                                    ===========

See Notes to Financial Statements.

Statement of Operations
For the year ended December 31, 1998

                           INTERNATIONAL EQUITY FUND

INVESTMENT INCOME:
 Dividends (net of foreign withholding tax of $203,598)........... $1,193,860
 Interest.........................................................     85,020
                                                                   ----------
  Total Income....................................................  1,278,880
                                                                   ----------
EXPENSES:
 Advisory fees....................................................    589,589
 Administration fees..............................................     98,265
 Co-administration fees...........................................     19,653
 Shareholder servicer assistance fees (Service shares)............        115
 Distribution fees (Service shares)...............................      1,006
 Fund accounting fees.............................................     12,906
 Transfer agent fees..............................................     70,051
 Legal fees.......................................................    166,621
 Other expenses...................................................     95,128
                                                                   ----------
Gross expense.....................................................  1,053,334
 Less: Fee waivers................................................   (306,368)
                                                                   ----------
Net Expenses......................................................    746,966
                                                                   ----------
Net Investment Income.............................................    531,914
                                                                   ----------
NET REALIZED/UNREALIZED GAINS FROM INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gains from investment and foreign currency
 transactions.....................................................  1,450,203
Net change in unrealized appreciation from investments
 and assets and liabilities denominated in foreign currencies.....  3,340,139
                                                                   ----------
Net Realized/Unrealized Gains from Investments and Foreign
 Currencies.......................................................  4,790,342
                                                                   ----------
Change in Net Assets Resulting from Operations.................... $5,322,256
                                                                   ==========

See Notes to Financial Statements.

Statement of Changes in Net Assets

                           INTERNATIONAL EQUITY FUND

                                                 For the           For the
                                               Year ended        Year ended
                                            December 31, 1998 December 31, 1997
                                            ----------------- -----------------
From Investment Activities:
OPERATIONS:
 Net investment income.....................    $   531,914       $   157,541
 Net realized gains (losses) from
  investment and
  foreign currency transactions............      1,450,203        (1,197,928)
 Net change in unrealized appreciation
  (depreciation) from investments
  and assets and liabilities denominated in
  foreign currencies.......................      3,340,139        (1,687,823)
                                               -----------       -----------
 Change in net assets resulting from
  operations...............................      5,322,256        (2,728,210)
                                               -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Institutional Class
  From net investment income...............       (529,501)         (156,823)
  In excess of net investment income.......        (72,469)          (52,622)
  From net realized gains from investment
   transactions............................       (239,229)               --
 Service Class
  From net investment income...............         (2,400)             (718)
  In excess of net investment income.......             --              (241)
  From net realized gains from investment
   transactions............................           (951)               --
                                               -----------       -----------
 Change in net assets from shareholder
  distributions............................       (844,550)         (210,404)
                                               -----------       -----------
 Change in net assets from capital share
  transactions.............................     (6,847,414)       49,196,756
                                               -----------       -----------
 Change in net assets......................     (2,369,708)       46,258,142
                                               -----------       -----------
NET ASSETS:
 Beginning of year.........................     67,767,370        21,509,228
                                               -----------       -----------
 End of year (including distributions in
  excess of net investment
  income of $68,928 and $422,475
  respectively.)...........................    $65,397,662       $67,767,370
                                               ===========       ===========

See Notes to Financial Statements.

Notes to Financial Statements

1.Organization

  HSBC Mutual Funds Trust (the "Trust") was organized in Massachusetts on November 1, 1989 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company with multiple investment portfolios. The accompanying financial statements and notes relate only to the International Equity Fund ("the Fund"). The Fund offers two classes of shares: Institutional Shares and Service Shares. The Institutional Class is available to customers of financial institutions or corporations on behalf of their customers or employees, or on behalf of any trust, pension, profit-sharing or other benefit plan for such customers or employees. The Service Class is available to all other investors. The Institutional Class shares and Service Class shares are identical in all respects except that Institutional Class Shares are not subject to a sales load or the imposition of any shareholder servicing fees or Rule 12b-1 fees.

  The Fund's investment objective is to seek to provide investors with long-term capital appreciation by investing, under ordinary market conditions, at least 65% of its total assets in equity securities (including American, European, and Global Depositary Receipts) issued by companies based outside of the United States. The balance of the Fund's assets will generally be invested in equity and debt securities of companies based in the United States and outside of the United States including bonds and money market instruments. The Fund may also use other investment practices to enhance return or to hedge against fluctuations in the value of portfolio securities.

2.Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Securities Valuation: Investments in securities are valued at the last quoted sale price as of the close of business on the day the valuation is made, or if a sale is not reported for that day, at the mean between closing bid and asked prices. Price information for listed securities is taken from the exchange where the securities are primarily traded. Investments in futures and related options, which are traded on commodities exchanges, are valued at their last sale price as of the close of such exchanges. Other securities for which no quotations are readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term investments having maturities of 60 days or less are valued at amortized cost, which approximates market value.

  All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at the bid price of such currencies against the U.S. dollar's last quoted price by a major bank or broker. If such quotations are not available as of the close of the New York Stock Exchange, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees.

  Foreign Currencies: Transactions denominated in foreign currencies are recorded at the prevailing rate of exchange as incurred or earned. Asset and liability accounts are adjusted to reflect the current rate at the end of each period. Such adjustments are recorded in "net unrealized appreciation from investments and translation of assets and liabilities denominated in foreign currencies". Net realized foreign currency gains or losses include exchange rate differences between trade date and settlement date for security purchases and sales, and between the date the Fund records income, expenses and other assets and liabilities and the date such assets and liabilities are received or paid. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

  The Fund may enter into forward foreign currency exchange contracts for investment purposes and to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund until settlement date.

  The Fund's custodian will place cash or liquid high grade debt securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign exchange contracts requiring the Fund to purchase foreign currency of foreign exchange contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

  Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. The Fund had the following outstanding forward foreign currency exchange contracts as of December 31, 1998:

        Foreign         Settlement                               Current    Unrealized
   Currency Contracts      Date    Contracted Amount Proceeds     Value    Appreciation
   ------------------   ---------- ----------------- ---------- ---------- ------------
   Sales
   Contracts:
    British
     Pound               1/29/99   (Pounds)1,408,107 $2,369,000 $2,342,808   $26,192
    British
     Pound               1/29/99           1,481,394  2,500,000  2,464,742    35,258
                                   ----------------- ---------- ----------   -------
     Total:                        (Pounds)2,889,501 $4,869,000 $4,807,550   $61,450
                                   ================= ========== ==========   =======

  Taxes: It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income, and net realized capital gains, if any, to its shareholders. Therefore, no provision is required for federal income tax. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Fund will file for claims on foreign taxes withheld.

  Dividends and Distributions: The Fund intends to declare and pay substantially all of its net investment income and net realized capital gains, if any, annually in the form of dividends.

  Dividends and distributions are recorded by the Fund on the ex-dividend date. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations that may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  As of December 31, 1998, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital.

                                                    Accumulated Distributions in Excess
                                                        of Net Realized Gains from
                         Distributions in Excess of  Investments and Foreign Currency
                           Net Investment Income               Transactions
                         -------------------------- -----------------------------------
   International Equity
   Fund                           $426,003                       ($400,734)

  Security Transactions and Related Income: Security transactions are recorded on trade date. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

  Expense Allocation: Expenses directly attributed to each Fund in the Trust are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on the basis of relative net assets or another appropriate basis.

3.Portfolio Securities

  Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1998 were $104,619,407 and $108,253,399, respectively.

4.Related Party Transactions

  The Trust retains HSBC Asset Management Americas Inc. to act as Investment Adviser for the Fund. HSBC Asset Management Americas Inc. is the North American investment affiliate of HSBC Holdings plc (Hong Kong and Shanghai Banking Corporation). As Investment Adviser, HSBC Asset Management Americas Inc. furnishes investment guidance and policy direction in connection with the management of the portfolio of the Fund, subject to policies established by the Board of Trustees. As compensation for its services, HSBC Asset Management Americas Inc. is paid a monthly advisory fee at an annual rate of 0.90% of the Fund's average daily net assets. For the year ended December 31, 1998, HSBC Asset Management Americas Inc. waived $252,838 in advisory fees.

  HSBC Asset Management America, Inc. appointed Delaware International Advisers Ltd. to act as investment sub-adviser pursuant to a Subadvisory Agreement, effective October 1st, 1998. Under the Subadvisory Agreement, the Subadviser has sole discretion, bonded by the investment policies and restrictions of the Fund as are set forth in the Fund's prospectus, with respect to investments of assets in the Fund. The Subadviser receives compensation equal to an amount based on certain percentages of the Fund's average daily net assets, all of which is paid by the Investment Adviser.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership is a subsidiary of The BISYS Group, Inc. BISYS, with whom certain officers of the Trust are affiliated, serves the Trust as distributor, administrator, fund accountant and transfer agent. Such officers are not paid any fees directly by the Fund for serving as officers of the Trust.

  In accordance with the terms of the Management and Administration and Fund Accounting Agreements, BISYS is paid a monthly fee equal to an annual rate of 0.15% of the Fund's average daily net assets. For the year ended December 31, 1998, BISYS waived $32,756 in administrative services fees.

  HSBC Asset Management Americas Inc. is entitled to co-administration fees of up to 0.03% of the Fund's average net assets and shareholder servicer assistance fees of up to 0.04% of the Service Class's average net assets. For the year ended December 31, 1998 the aforementioned fees totaled $19,653 and $115 respectively, all of which were waived.

  The Fund has adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the 1940 Act with respect to Service Shares of the Fund. The Service Class Plan provides for a monthly payment by the Fund to BISYS for expenses incurred in connection with distribution services provided to the Fund not to exceed an annual rate of 0.35% of the Fund's average net assets. The Fund incurred expenses totaling $1,006 with regard to the Plan for the year ended December 31, 1998, all of which was waived. As distributor, BISYS is entitled to receive commissions on sales of shares of the Fund. For the year ended December 31, 1998, BISYS received $108 from commissions earned on sales of shares of the Fund, $43 of which was reallowed to affiliated broker/dealers of the Fund, $65 of which was retained by BISYS.

  The Fund may enter into agreements (the "Service Agreements") with certain banks, financial institutions and corporations ("Service Organizations") whereby each Service Organization handles recordkeeping and provides certain administration services for its customers who invest in the Fund through accounts maintained at that Service Organization. Each Service Organization will receive monthly payments for the performance of its service under the Service Agreement. The payments from the Fund on an annual basis will not exceed 0.35% of the average value of the Funds' shares held in the subaccounts of the Service Organizations. For the year ended December 31, 1998, the Fund did not participate in any Service Agreements.

  A partner of the Trust's legal counsel served as Secretary of the Trust. Baker & McKenzie served as legal counsel until April 2, 1998. Paul, Weiss, Rifkind, Wharton and Garrison assumed the role of legal counsel as of April 3, 1998. For the year ended December 31, 1998, legal fees incurred by the Fund totaled $166,621.

5.Capital Share Transactions

  Transactions in capital shares for the Fund were as follows:

                              For the Year Ended        For the Year Ended
                               December 31, 1998         December 31, 1997
                            ------------------------  ------------------------
                               Amount       Shares       Amount       Shares
                            ------------  ----------  ------------  ----------
   Institutional Class
   Shares:
   Shares issued            $ 20,085,592   1,642,226  $ 22,732,764   2,100,838
   Shares issued in common
    trust
    fund conversion                   --          --    41,892,562   3,815,352
   Shares reinvested             239,264      20,933            --          --
   Shares redeemed           (27,092,926) (2,460,775)  (15,334,320) (1,384,639)
                            ------------  ----------  ------------  ----------
   Net increase (decrease)  $ (6,768,070)   (797,616) $ 49,291,006   4,531,551
                            ============  ==========  ============  ==========
   Service Class Shares:
   Shares issued            $      3,560         333  $     18,757       1,663
   Shares reinvested               4,310         377            --          --
   Shares redeemed               (87,214)     (7,824)     (113,007)    (10,373)
                            ------------  ----------  ------------  ----------
   Net decrease             $    (79,344)     (7,114) $    (94,250)     (8,710)
                            ============  ==========  ============  ==========

6.Common Trust Fund Conversion

  On September 2, 1997, the Fund issued Institutional shares in a tax-free conversion to acquire the assets and liabilities of the Diversified International Equity Fund of Marine Midland Bank. The following is a summary of the shares issued, net assets acquired, net asset value per share and unrealized appreciation on the investments transferred as of the date transferred:

                                                    Net Asset  Unrealized
                               Shares   Net Assets    Value   Appreciation
                              --------- ----------- --------- ------------
   International Equity Fund  3,815,352 $41,892,562  $10.98    $3,820,904

  The net assets of the Fund prior to the conversion were $36,660,474.

7.Federal Income Tax Information (Unaudited)

  For the taxable year ended December 31, 1998 the International Equity Fund declared long-term capital gain distributions of $269,527.

8.Results of Shareholder Meeting (Unaudited)

  On September 25, 1998, a Special Meeting of the Shareholders of the International Equity Fund was held to approve the following changes to the
  Fund:

  A new Sub-Advisory Agreement between the HSBC Asset Management Americas Inc. and Delaware International Advisers Ltd. for the HSBC International Equity Fund.

                                   % of      % of
                                Outstanding Shares
                  No. of Shares   Shares     Voted
                  ------------- ----------- -------
        FOR:        5,331,331     88.04%     99.85%
        AGAINST:        2,146      0.04%      0.04%
        ABSTAIN:        5,715      0.09%      0.11%
        TOTAL:      5,339,192     88.17%    100.00%

  A change to the investment objective of the Fund to seek to provide investors with long-term capital appreciation by investing, under ordinary market conditions, at least 65% of its total assets in equity securities (including American, European, and Global Depositary Receipts) issued by companies based outside the United States. The Fund's investment objective was to seek to provide investors with long-term capital appreciation by investing at least 80% of its total assets in equity securities (including American and European Depositary Receipts) issued by companies based outside of the United States.

                                   % of      % of
                                Outstanding Shares
                  No. of Shares   Shares     Voted
                  ------------- ----------- -------
        FOR:        5,319,291     87.84%     99.63%
        AGAINST:       16,991      0.28%      0.32%
        ABSTAIN:        2,910      0.05%      0.05%
        TOTAL:      5,339,192     88.17%    100.00%

  A change to the investment policies of the Fund to remove the restriction on the Fund purchasing securities of any company with a record of less than three years' continuous operation if such purchase would cause the Fund's investment in all such companies taken at cost to exceed 5% of the fund's total assets taken at market value.

                                   % of      % of
                                Outstanding Shares
                  No. of Shares   Shares     Voted
                  ------------- ----------- -------
        FOR:        5,319,440     87.85%     99.63%
        AGAINST:       16,036      0.26%      0.30%
        ABSTAIN:        3,716      0.06%      0.07%
        TOTAL:      5,339,192     88.17%    100.00%

  A change in the investment policies of the Fund to remove the restriction on the Fund investing in warrants in excess of 5% of the Fund's net assets, and to remove the restriction on the Fund investing in warrants which are listed on the New York or American Stock Exchanges in excess of 2% of the Fund's net assets.

                                   % of      % of
                                Outstanding Shares
                  No. of Shares   Shares     Voted
                  ------------- ----------- -------
        FOR:        5,318,734     87.83%     99.62%
        AGAINST:       10,167      0.17%      0.19%
        ABSTAIN:       10,291      0.17%      0.19%
        TOTAL:      5,339,192     88.17%    100.00%

  A change in the investment policies of the Fund to remove the restriction on the Fund purchasing or retaining securities of any company which the officers and trustees of the Trust and officers and directors of the Adviser who individually own more than 1/2 of 1% of the securities of that company, together own beneficially more than 5% of such securities.

                                   % of      % of
                                Outstanding Shares
                  No. of Shares   Shares     Voted
                  ------------- ----------- -------
        FOR:        5,317,575     87.81%     99.60%
        AGAINST:       11,374      0.19%      0.21%
        ABSTAIN:       10,243      0.17%      0.19%
        TOTAL:      5,339,192     88.17%    100.00%

FINANCIAL HIGHLIGHTS

                        HSBC INTERNATIONAL EQUITY FUND

                                                Institutional Class Shares
                         -------------------------------------------------------------------------
                              For the           For the           For the        For the Period
                            Year ended        Year ended        Year ended     March 1, 1995(c) to
                         December 31, 1998 December 31, 1997 December 31, 1996  December 31, 1995
                         ----------------- ----------------- ----------------- -------------------
Net Asset Value,
 Beginning of Period....      $ 10.35           $ 10.61           $  9.98            $  8.81
                              -------           -------           -------            -------
Investment Activities
 Net investment income..         0.08              0.04**           (0.01)             (0.03)
 Net realized and
  unrealized gains
  from investment and
  foreign
  currency
  transactions..........         1.09             (0.27)             0.64               1.20
                              -------           -------           -------            -------
 Total from Investment
  Activities............         1.17             (0.23)             0.63               1.17
                              -------           -------           -------            -------
Distributions
 From net investment
  income................        (0.08)            (0.02)               --                 --
 In excess of net
  investment income.....        (0.02)            (0.01)               --                 --
 From net realized
  gains.................        (0.04)               --                --                 --
                              -------           -------           -------            -------
Total Distributions.....        (0.14)            (0.03)               --                 --
                              -------           -------           -------            -------
Net Asset Value, End of
 Period.................      $ 11.38           $ 10.35           $ 10.61            $  9.98
                              =======           =======           =======            =======
Total Return (excludes
 sales or
 redemption charges)....        11.32%            (2.15)%            6.31%             13.28%(a)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........      $65,139           $67,458           $21,110            $15,253
 Ratio of expenses to
  average net assets....         1.14%             1.12%             2.04%              2.62%(b)
 Ratio of net investment
  income to average net
  assets................         0.81%             0.35%            (0.10)%            (0.34)%(b)
 Ratio of expenses to
  average net assets*...         1.61%             1.91%             2.89%              3.12%(b)
 Portfolio turnover
  rate***...............       163.90%           112.54%            77.91%             90.31%(a)

--------
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** Based on average shares outstanding.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Not annualized
(b) Annualized
(c) Commencement of operations.

                                    Service Class Shares
---------------------------------------------------------------------------------------------
     For the            For the           For the           For the         For the Period
   Year ended         Year ended        Year ended        Year ended     April 25, 1994(c) to
December 31, 1998  December 31, 1997 December 31, 1996 December 31, 1995  December 31, 1994
-----------------  ----------------- ----------------- ----------------- --------------------
     $ 10.35            $10.60            $ 9.97            $ 9.55             $ 10.00
     -------            ------            ------            ------             -------
        0.08              0.06**           (0.02)            (0.07)                 --
        1.09             (0.28)             0.65              0.49               (0.43)
     -------            ------            ------            ------             -------
        1.17             (0.22)             0.63              0.42               (0.43)
     -------            ------            ------            ------             -------
       (0.10)            (0.03)               --                --                  --
          --                --                --                --               (0.02)
       (0.04)               --                --                --                  --
     -------            ------            ------            ------             -------
       (0.14)            (0.03)               --                --               (0.02)
     -------            ------            ------            ------             -------
     $ 11.38            $10.35            $10.60            $ 9.97             $  9.55
     =======            ======            ======            ======             =======
       11.32%            (2.06)%            6.32%             4.40%              (4.30)%(a)
     $   259            $  309            $  409            $  658             $16,819
        1.12%             1.17%             2.10%             1.98%               2.16%(b)
        0.81%             0.54%            (0.19)%           (1.01)%             (0.04)%(b)
        1.94%             2.19%             2.94%             3.66%               2.50%(b)
      163.90%           112.54%            77.91%            90.31%              29.37%(a)

Report of Independent Auditors


The Board of Trustees and Shareholders
HSBC Mutual Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the International Equity Fund (one of the portfolios comprising HSBC Mutual Funds Trust) as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Equity Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                         /s/ Ernst & Young LLP

New York, New York
February 12, 1999

                                            HSBC Mutual Funds Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                            Logo HSBS Asset Management
                                            Americas Inc.
--------------------------------------------------------------------------------

                                            International Equity Fund

HSBC /SM/ Mutual Funds Trust
3435 Stelzer Road
Columbus, Ohio 43219

Information:
(800) 634-2536

Investment Adviser
HSBC Asset Management Americas Inc.
140 Broadway (6th Floor)
New York, New York 10005-1180

Distributor, Administrator, Transfer Agent and Dividend Disbursing Agent
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Independent Auditors
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

Legal Counsel
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, New York 10019

This report is for the information of the shareholders of HSBC Mutual Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus. Shares of the Fund are not an obligation of or guaranteed or endorsed by HSBC Holdings plc or its affiliates. In addition, such shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency and may involve investment risks, including the possible loss of principal.
                                                                            2/99
Annual Report
December 31, 1998

Managed by:
HSBC Asset Management Americas Inc.

Sponsored and distributed by:
BISYS Fund Services